UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       November 3, 2005 (November 3, 2005)

                                 BLACKROCK, INC.
               (Exact name of registrant as specified in Charter)

        DELAWARE                    001-15305                51-0380803
        (State or other             (Commission              (IRS Employer
        jurisdiction of             File Number)             Identification No.)
        incorporation)

40 East 52nd Street, New York, New York                                    10022
(Address of principal executive officers)                             (Zip Code)

       Registrant's telephone number, including area code: (212) 810-5300

             (Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
Appointment of Principal Officers

(d). On November 3, 2005, the Board of Directors of BlackRock, Inc. (the "Company") elected Dennis D. Dammerman as a new director. Mr. Dammerman has also been appointed to the Compensation Committee. Since 1998, Mr. Dammerman has been a Vice Chairman of the Board & Executive Officer of General Electric Company and Director, Chairman and Chief Executive Officer of GE Capital Services.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BlackRock, Inc.
                                            (Registrant)

Date: November 3, 2005
                                            By: /s/ Robert P. Connolly
                                            ----------------------------------
                                            Robert P. Connolly
                                            Managing Director, General Counsel
                                            and Secretary